UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 2, 2015

WILLIAMS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32599	20-2485124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 573-2000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On February 2, 2015, Williams Partners L.P., a Delaware limited partnership (the “Partnership”), completed its previously announced merger (the “Merger”) with VHMS LLC (“Merger Sub”), a Delaware limited liability company and a wholly owned subsidiary of Access Midstream Partners, L.P. (“ACMP”), a Delaware limited partnership, pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated October 24, 2014, among the Partnership, Merger Sub, ACMP, Access Midstream Partners GP, L.L.C. (“ACMP General Partner”), and Williams Partners GP LLC (“WPZ General Partner”). The Partnership was the surviving partnership in the Merger and, as a result of the Merger, became a wholly owned subsidiary of ACMP. Immediately following the Merger, the Partnership and ACMP merged (the “Subsequent Merger”), with ACMP continuing as the surviving entity with the name Williams Partners L.P. (the “Surviving Partnership”).

As a result of the Merger, all outstanding common units representing limited partner interests in the Partnership (“WPZ Common Units”) were canceled, and (i) each holder of WPZ Common Units, other than The Williams Companies, Inc. (“Williams”), Williams Gas Pipeline Company, LLC (“Williams Gas Pipeline”) and their respective subsidiaries (collectively, other than ACMP and its subsidiaries and WPZ and its subsidiaries, the “Williams Parties”), became entitled to receive 0.86672 of one common unit of ACMP (“ACMP Common Units” and such exchange ratio, the “Public Merger Consideration”) for each WPZ Common Unit that such holder owned at the effective time of the Merger, and (ii) each of the Williams Parties that held WPZ Common Units became entitled to receive 0.80036 of one ACMP Common Unit (the “Williams Parties Merger Consideration” and, together with the Public Merger Consideration, the “Merger Consideration”) for each WPZ Common Unit that such holder owned at the effective time of the Merger.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 2, 2015, pursuant to the Merger Agreement, (1) Merger Sub, a direct wholly owned subsidiary of ACMP, was merged with and into the Partnership, with the Partnership being the surviving limited partnership, and (2) WPZ General Partner was merged with and into ACMP General Partner, with ACMP General Partner being the surviving limited liability company (the “GP Merger”). Following the completion of the Merger, the Partnership merged with and into ACMP, with ACMP being the surviving limited partnership.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 27, 2014, and the terms of which are incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 2, 2015, in connection with the consummation of the Merger, the Partnership notified the New York Stock Exchange (the “NYSE”) that each outstanding WPZ Common Unit was canceled, and the Partnership requested that the NYSE file a delisting application with the SEC to delist and deregister the WPZ Common Units. On February 3, 2015, the NYSE filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the WPZ Common Units from the NYSE. The Partnership intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the WPZ Common Units and the suspension of the Partnership’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

Under the terms of the Merger Agreement, upon the Effective Time, each outstanding WPZ Common Unit was cancelled and converted into the right to receive the applicable Merger Consideration.

In connection with the Merger and at the Effective Time, holders of WPZ Common Units immediately prior to such time ceased to have any rights as unitholders in the Partnership (other than their right to receive the Merger Consideration pursuant to the Merger Agreement).

The descriptions of the Merger and the Merger Agreement in Item 2.01 and the delisting and deregistration of the Common Units in Item 3.01 are incorporated herein by reference.

On February 2, 2015, following the consummation of the Subsequent Merger, the Surviving Partnership entered into:

•	the Seventh Supplemental Indenture, dated as of February 2, 2015 (the “November 2010 Indenture Supplemental Indenture”), between the Surviving Partnership and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), to the Indenture, dated as of November 9, 2010, as supplemented by the First Supplemental Indenture, dated as of November 9, 2010, the Second Supplemental Indenture, dated as of November 17, 2011, the Third Supplemental Indenture, dated as of August 14, 2012, the Fourth Supplemental Indenture, dated as of November 15, 2013, the Fifth Supplemental Indenture, dated as of March 4, 2014 and the Sixth Supplemental Indenture, dated as of June 27, 2014 (as so supplemented, the “November 2010 Indenture”), each between the Partnership and the Trustee, governing the Partnership’s 4.125% Senior Notes due 2020, 4.00% Senior Notes due 2021, 3.35% Senior Notes due 2022, 4.500% Senior Notes due 2023, 5.800% Senior Notes due 2043, 4.300% Senior Notes due 2024, 5.400% Senior Notes due 2044, 3.90% Senior Notes due 2025 and 4.90% Senior Notes due 2045;

•	the First Supplemental Indenture, dated as of February 2, 2015 (the “February 2010 Indenture Supplemental Indenture”), between the Surviving Partnership and the Trustee, to the Indenture, dated as of February 9, 2010, between the Partnership and the Trustee (the “February 2010 Indenture”), governing the Partnership’s 7.25% Senior Notes due 2017; and

•	the First Supplemental Indenture, dated as of February 2, 2015 (the “2006 Indenture Supplemental Indenture”), among the Surviving Partnership, Williams Partners Finance Corporation, a Delaware corporation (“WPZ Finance Corp.”) and the Trustee, to the Indenture, dated as of December 13, 2006 (the “2006 Indenture” and, together with the November 2010 Indenture and the February 2010 Indenture, the “Indentures”), each among the Partnership, WPZ Finance Corp., and the Trustee, governing the Partnership’s and WPZ Finance Corp.’s 3.800% Senior Notes due 2015.

Pursuant to the terms of the November 2010 Indenture Supplemental Indenture, the February 2010 Indenture Supplemental Indenture and the 2006 Indenture Supplemental Indenture (collectively, the “Supplemental Indentures”), the Surviving Partnership assumed all of the obligations of the Partnership under the November 2010 Indenture, the February 2010 Indenture and the 2006 Indenture, and under the applicable notes issued thereunder. Copies of each of the November 2010 Indenture Supplemental Indenture, the February 2010 Indenture Supplemental Indenture and the 2006 Indenture Supplemental Indenture are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K. The foregoing description of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the applicable Supplemental Indenture.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2015, at the effective time of the Subsequent Merger, the Partnership merged with and into ACMP, with ACMP continuing as the surviving entity, and the separate legal existence of the Partnership terminated.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the effective time of the Merger, as contemplated by the Merger Agreement, the Partnership’s First Amended and Restated Agreement of Limited Partnership was amended and restated in its entirety as the Second Amended and Restated Agreement of Limited Partnership of Williams Partners L.P., dated as of February 2, 2015 (the “Restated Partnership Agreement”), to, among other things, reflect that the Partnership was no longer a public traded entity. The Restated Partnership Agreement remained the Partnership Agreement of the Partnership at the effective time of the Merger. A copy of the Restated Partnership Agreement is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01. Other Events

On February 2, 2015, Williams, the Partnership and ACMP issued a joint press release announcing the consummation of the Merger. A copy of the joint press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of October 24, 2014, by and among Williams Partners L.P., Access Midstream Partners, L.P., Access Midstream Partners GP, L.L.C., Williams Partners GP LLC, and VHMS LLC (filed on October 27, 2014 as Exhibit 2.1 to Williams Partners L.P.’s (formerly known as Access Midstream Partners, L.P.) Current Report on Form 8-K (File No. 001-34831) and incorporated herein by reference).

3.1	Second Amended and Restated Agreement of Limited Partnership of Williams Partners L.P., dated as of February 2, 2015.

4.1	Seventh Supplemental Indenture, dated as of February 2, 2015, between Williams Partners L.P. (formerly known as Access Midstream Partners, L.P.) and The Bank of New York Mellon Trust Company, N.A. (filed on February 3, 2015 as Exhibit 4.4 to Williams Partners L.P.’s Current Report on Form 8-K (File No. 001-34831) and incorporated herein by reference).

4.2	First Supplemental Indenture, dated as of February 2, 2015, between Williams Partners L.P. (formerly known as Access Midstream Partners, L.P.) and The Bank of New York Mellon Trust Company, N.A. (filed on February 3, 2015 as Exhibit 4.5 to Williams Partners L.P.’s Current Report on Form 8-K (File No. 001-34831) and incorporated herein by reference).

4.3	First Supplemental Indenture, dated as of February 2, 2015, among Williams Partners L.P. (formerly known as Access Midstream Partners, L.P.), Williams Partners Finance Corporation and The Bank of New York Mellon Trust Company, N.A. (filed on February 3, 2015 as Exhibit 4.6 to Williams Partners L.P.’s Current Report on Form 8-K (File No. 001-34831) and incorporated herein by reference).

99.1	Press Release, dated February 2, 2015 (incorporated by reference to Exhibit 99.1 to Williams Partners L.P.’s Current Report on Form 8-K (File No. 001-34831) filed on February 3, 2015).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P. (successor by merger to the Registrant)

By:	WPZ GP LLC,
its General Partner

By:	/s/ Sarah C. Miller
	Name:	Sarah C. Miller
	Position:	Corporate Secretary

DATED: February 3, 2015

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of October 24, 2014, by and among Williams Partners L.P., Access Midstream Partners, L.P., Access Midstream Partners GP, L.L.C., Williams Partners GP LLC, and VHMS LLC (filed on October 27, 2014 as Exhibit 2.1 to Williams Partners L.P.’s (formerly known as Access Midstream Partners, L.P.) Current Report on Form 8-K (File No. 001-34831) and incorporated herein by reference).

3.1	Second Amended and Restated Agreement of Limited Partnership of Williams Partners L.P., dated as of February 2, 2015.

4.1	Seventh Supplemental Indenture, dated as of February 2, 2015, between Williams Partners L.P. (formerly known as Access Midstream Partners, L.P.) and The Bank of New York Mellon Trust Company, N.A. (filed on February 3, 2015 as Exhibit 4.4 to Williams Partners L.P.’s Current Report on Form 8-K (File No. 001-34831) and incorporated herein by reference).

4.2	First Supplemental Indenture, dated as of February 2, 2015, between Williams Partners L.P. (formerly known as Access Midstream Partners, L.P.) and The Bank of New York Mellon Trust Company, N.A. (filed on February 3, 2015 as Exhibit 4.5 to Williams Partners L.P.’s Current Report on Form 8-K (File No. 001-34831) and incorporated herein by reference).

4.3	First Supplemental Indenture, dated as of February 2, 2015, among Williams Partners L.P. (formerly known as Access Midstream Partners, L.P.), Williams Partners Finance Corporation and The Bank of New York Mellon Trust Company, N.A. (filed on February 3, 2015 as Exhibit 4.6 to Williams Partners L.P.’s Current Report on Form 8-K (File No. 001-34831) and incorporated herein by reference).

99.1	Press Release, dated February 2, 2015 (incorporated by reference to Exhibit 99.1 to Williams Partners L.P.’s Current Report on Form 8-K (File No. 001-34831) filed on February 3, 2015).